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                                                                   Exhibit 10.2




                              CONSULTING AGREEMENT

     AGREEMENT (2) made as of this 5th day of June, 1996 by and between UC'NWIN Systems Corporation, a Delaware Corporation (the "Corporation"), and Lyle Pfeffer (the "Consultant").

     WHEREAS, the Corporation is a public company whose shares of Common Stock, $0.01 par value, (the "Common Stock"), are traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. The Consultant acknowledges that the stock of the Corporation is currently trading on NASD Bulletin Board under the symbol WINA.

     WHEREAS, the Consultant is engaged in the Business of providing consulting services with respect to financial public relations and investor relations; and

     WHEREAS, the Corporation desires to engage the Consultant to provide financial public relations services and investor relations services for the Corporation, and the Consultant is willing to render such services, on the terms and conditions as hereinafter more fully set forth,

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Corporation hereby engages and retains the Consultant, and the Consultant hereby accepts such engagement and retention, to render to the Corporation the consulting services hereinafter described in Section 2 hereof for a period commencing on the 1st day of July, 1996 (Effective Date herein Defined) and terminating on the one year anniversary of the Effective


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Date (the "Term"), unless terminated sooner as provided in Section 6 hereof.

     2. The Consultant's services hereunder shall consist of consultations with the officers and directors of the Corporation with respect to the Corporation's relationships with its shareholders, potential investors in the Corporation and industry securities analysts, as the Corporation may from time to time reasonably request during the Term. The services to be rendered by the Consultant shall include, but not be limited to, coordinating and arranging "road shows" or individual meetings at which representatives of the Corporation shall meet with its shareholders, potential investors in the Corporation and industry securities analysts; and assisting in the dissemination of appropriate information with respect to the Corporation and its subsidiaries. The services shall not include any assistance with capital raising transactions.

     3. In full consideration for the services to be rendered by the Consultant to the Corporation, the Corporation shall (a) issue to the Consultant One Million (1,000,000) Shares of the Corporation's Common
Stock (the "Shares"); (b) issue to the Consultant an option to purchase One Million Five Hundred Thousand (1,500,000) shares of Common Stock which option shall have an exercise price of $0.50 per share and shall have a term of three
(3) years. The Corporation shall register the Shares and the shares of the Corporation Stock usable upon the exercise of the options (the "Underlying Shares"), under the Securities Act of 1933, as amended, on Form S-8 within ten
(10) days of the filing of the Form 10-K. The Shares and the options shall be issued to the Consultant on the first business day after the registration statement is effective (the "Effective Date"). The




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Consultant represents and warrants that it is acquiring the options for investment purposes only, and not with a view to, or in connection with the resale or distribution thereof. The Corporation represents that, upon issuance, the Shares and the Underlying Shares shall be fully paid and nonassessable and shall be free and clear of all security interests, liens and encumbrances arising from the acts of the Corporation. The options, the Shares and/or the Underlying Shares shall not be subject to termination or forfeiture upon termination of this Agreement under Section 6 thereof, except that the Corporation may prorate the number of shares subject to the options if the Corporation terminates on the basis of Section 6 prior to the exercise thereof. The number of shares of the Underlying Shares as to which the options may be exercised after any such termination by the Corporation shall be the product of 1,500,000 and a fraction, the numerator of which shall be the number of days of the Term which have elapsed prior to the effective date of the termination and the denominator of which shall be 365.

     4. The Consultant shall be entitled to reimbursement by the Corporation for such reasonable out-of-pocket expenses as the Consultant may incur in performing services under this Agreement and for which it furnishes appropriate documentation. All expenses shall be pre-approved by the Corporation in accordance with the regulations and the policies of the Corporation.

     5. All final decisions with respect to actions to be taken by the Corporation based upon the Consultant's advice shall be those of the Corporation.


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     6. This Agreement shall terminate prior to the expiration of the Term upon the earliest of the events specified below:

        a. by the Corporation, upon notice to the Consultant, for Cause, which shall be defined, for purposes of this subsection (a), as the Consultant (i) committing larceny, embezzlement or other act of fraud or dishonesty against the Corporation, or (ii) using the Corporation's facilities or premises for the conduct of illegal or unlawful activities, transactions or

        b. by either party, upon notice to the other, for Cause, which shall be defined for purposes of this subsection (b) as the other party's material breach of any of its covenants and agreements hereunder and the failure to cure such breach within 30 days after notice thereof.

     7. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any principles of conflict of laws. Any controversy or claim arising out of, or relating to, this Agreement, or the breach thereof, shall be settled by arbitration in New York, New York in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. The parties hereto consent to the personal jurisdiction of the Federal and State courts located in the County of New York, State of New York.

     8. This Agreement may not be, and shall not be deemed or construed to have been, modified, amended, rescinded, canceled or waived in whole or in part, except by written instruments signed by the parties hereto.





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     9.  Any and all notices or other communications or deliveries required or permitted to be given or made shall be in writing and delivered personally, or sent by certified or registered mail, return receipt requested and postage prepaid, or sent by overnight courier service as follows:

                       IF TO THE CORPORATION, AT:
                       5601 North Powerline Road, Suite 404
                       Fort Lauderdale, Florida 33309
                       Attention: Mr. John Neilson

                       IF TO THE CONSULTANT, AT:
                       3 Park Avenue
                       New York, New York l0016
                       Attention: Mr. Lyle K. Pfeffer

or at such other address as any party may specify by notice given to such other party in accordance with this Section 9. The date of giving of any such notice shall be the date of hand delivery, two (2) days after the date of the posting of the mail or the date when deposited with the overnight courier.

     10. Each party will be and act as an independent contractor and not as agent or partner of, or joint venturer with, the other party for any purpose, and no party by virtue of this Agreement shall have any right, power or authority to act or create any obligation, express or implied, on behalf of the other parties.

     11. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver






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shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

     12. This Agreement shall inure to the benefit of, be enforceable by, and shall be binding upon the parties and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written.



                                UC'NWIN SYSTEMS CORPORATION:

                                    By: /s/ John Neilson
                                    ---------------------
                                    John Neilson
                                    President


                                CONSULTANT:

                                    By: /s/ Lyle K. Pfeffer
                                    ----------------------
                                    Lyle K. Pfeffer